                           THIRD AMENDMENT AND CONSENT


     THIRD AMENDMENT AND CONSENT, dated as of March 31, 1999 (this "Third
                                                                    -----
Amendment"), to the Credit and Guarantee Agreement, dated as of June 26, 1997
---------
(the "Credit Agreement"), among Bush Industries, Inc., a Delaware corporation
      ----------------
(the "Company"), each Foreign Subsidiary Borrower (as defined in the Credit
      -------
Agreement) (together with the Company, the "Borrowers"), Mellon Hank, N. A., as
                                            ---------
co-agent, the several banks and other financial institutions from time to time parties thereto (the "Lenders") and The Chase Manhattan Bank, as administrative
                      -------
agent for the Lenders (in such capacity, the "Administrative Agent"), as amended
                                              --------------------
by a First Amendment, dated as of August 17, 1998, among the Borrowers, Mellon Bank, N.A., the Lenders and the Administrative Agent, and a Second Amendment, dated as of December 31, 1998, among the Borrowers, Mellon Bank, N.A., the Lenders and the Administrative Agent.


                                  WITNESSETH:
                                  -----------

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

     WHEREAS, the Company intends to engage in a disposition of assets pursuant to which certain assets currently held by a Subsidiary of the Company, Rohr-Bush GmbH & Co. ("Rohr-Bush"), will be sold (the "Asset Disposition");
                                             -----------------

     WHEREAS, the Company intends to enter into a sale and leaseback transaction (the "Sale/Leaseback Transaction") for certain machinery and equipment in the
      --------------------------
amount of approximately $25,000,000;

     WHEREAS, the Company intends to acquire additional Capital Stock of Rohr-Bush via the conversion into equity of Indebtedness of Rohr-Bush to the Company (the "Rohr Debt Conversion");
              --------------------

     WHEREAS, the Company will record a charge against Consolidated Net Income of approximately $9,729,059 in the consolidated statement of income of the Company and its Subsidiaries for the fiscal quarter ending April 3, 1999 (the "Restructuring Charge"); and
 --------------------

     WHEREAS, the Borrowers have requested, and, upon this Third Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Third Amendment, that the Asset Disposition, the Sale/Leaseback Transaction and the Rohr Debt Conversion be consented to and that certain provisions of the Credit Agreement be waived in connection with the Restructuring Charge;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     I.  Defined Terms. Terms defined in the Credit Agreement and used herein
         -------------
shall have the meanings given to them in the Credit Agreement.

     II. Amendments to Credit Agreement.
         ------------------------------

     1.  Amendments to Subsection 1.1; Definition of "Applicable Margin". The
         ---------------------------------------------------------------
definition of "Applicable Margin" contained in Subsection 1.1 of the Credit Agreement is hereby amended as follows:

     (a) by deleting "and" from the end of subsection (b) of such definition.

     (b) by inserting "except as set forth in subsection (d) below," at the beginning of subsection (c) of such definition.

     (c) by deleting the period from the end of subsection (c) of such definition and substituting in lieu thereof "; and".

     (d) by adding the following subsection (d) to such definition:

               (d) for each day from and after the Adjustment Date occurring immediately after the date on which financial statements for the fiscal period ending April 3, 1999 are delivered pursuant to subsection 9.1(b) until the Adjustment Date occurring after the delivery of financial statements for the fiscal period ending January 1, 2000 pursuant to subsection 9.1(a), the Applicable Margin shall be 2.00% per annum.

     2.  Amendments to Subsection 1.1; Definition of "Commitment Fee Rate".
         -----------------------------------------------------------------
The definition of "Commitment Fee Rate" contained in Subsection 1.1 of the Credit Agreement is hereby amended as follows:

     (a) by deleting "and" from the end of subsection (b) of such definition.

     (b) by inserting "except as set forth in subsection (d) below," at the beginning of subsection (c) of such definition.

     (c) by deleting the period from the end of subsection (c) of such definition and substituting in lieu thereof "; and".

     (d) by adding the following subsection (d) to such definition:

               (d) for each day from and after the Adjustment Date occurring immediately after the date on which financial statements for the fiscal period ending April

         3, 1999 are delivered pursuant to subsection 9.1(b) until the Adjustment Date occurring after the delivery of financial statements for the fiscal period ending January 1, 2000 pursuant to subsection 9.1(a), the Commitment Fee Rate shall be .40% per annum.

     III. Consents.
          --------

     1.  Asset Disposition. Each of the undersigned Lenders hereby (a) consents
         -----------------
to the disposition of assets by Rohr-Bush to the Company, or any wholly owned Subsidiary of the Company, (b) consents to the disposition by Rohr-Bush to Persons other than the Company or wholly owned Subsidiaries of the Company of assets with an aggregate fair market value not exceeding the U.S. Dollar Equivalent of 30,000,000 Deutsche Marks, provided that the aggregate fair market
                                         --------
value of assets disposed of pursuant to this clause (b) which are not used in connection with the Rohr AKG and Rohr RKG facilities of Rohr-Bush shall not exceed the U.S. Dollar Equivalent of 3,000,000 Deutsche Marks, and (c) agrees that dispositions pursuant to the foregoing clauses (a) and (b) shall not violate subsection 10.8 of the Credit Agreement and shall not constitute usage of the permitted basket therein.

     2.  Sale/Leaseback Transaction. Each of the undersigned Lenders hereby (a)
         --------------------------
consents to the consummation by the Company of the Sale/Leaseback Transaction, on terms and conditions acceptable to the Administrative Agent in its sole discretion, provided that the Sale/Leaseback Transaction is consummated prior to December 31, 1999, and (b) agrees that the consummation of such Sale/Leaseback Transaction shall not violate subsection 10.14 of the Credit Agreement.

     3.  Rohr Debt Conversion. Each of the undersigned Lenders hereby (a)
         --------------------
consents to the Rohr Debt Conversion, and (b) agrees that the consummation of such Rohr Debt Conversion shall not violate subsection 10.11 of the Credit Agreement.

     4.  Restructuring Charge. Each of the undersigned Lenders hereby consents
         --------------------
and agrees that, for the purposes of determining compliance with subsections
10.1 and 10.2 of the Credit Agreement, Consolidated Net Income for the fiscal quarter ending on April 3, 1999 shall be calculated without regard to the Restructuring Charge.

     IV. Conditions to Effectiveness. This Third Amendment shall become
         ---------------------------
effective on the date (the "Amendment Effective Date") on which (a) the Company,
                            ------------------------
the Foreign Subsidiary Borrowers and the Lenders shall have executed and delivered to the Administrative Agent this Third Amendment, (b) the Administrative Agent shall have received, for the account of each Lender, a fee in the amount of .0625% of the aggregate amount of the Revolving Credit Commitments of the Lenders, (c) the Administrative Agent shall have received a certified copy of resolutions of the Board of Directors of the Company authorizing this Third Amendment, and

(d) the Administrative Agent shall have received a satisfactory written legal opinion of counsel to the Company covering such matters with respect to this Third Amendment as the Administrative Agent shall reasonably request.

     IV.  Representations and Warranties. The representations and warranties
          ------------------------------
made by the Borrowers in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Third Amendment, as if made on and as of the Amendment Effective Date.

     V.   Payment of Expenses. The Company agrees to pay or reimburse the
          -------------------
Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     VI.  No Other Amendments; Confirmation. Except as expressly amended,
          ---------------------------------
modified and supplemented hereby, the provisions of the Credit Agreement and the Notes are and shall remain in full force and effect.

     VII. Governing Law; Counterparts. (a) This Third Amendment and the rights
          ---------------------------
and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

     (b) This Third Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Third Amendment signed by all the parties shall be lodged with the Company and the Administrative Agent. This Third Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                       BUSH INDUSTRIES, INC.

                       By: /s/
                          ---------------------------------
                       Title:

                       ROHR-BUSH GMBH & CO., as
                       a Foreign Subsidiary Borrower

                       By: /s/
                          ---------------------------------
                       Title:

                       BUSHVIOTECHNIK GESELLSCHAFT FUR
                       OBERFLACHENTECHNIK MBH,
                       as a Foreign Subsidiary Borrower

                       By: /s/
                          ---------------------------------
                       Title:


                       THE CHASE MANHATTAN BANK,
                       as Administrative Agent
                       and a Lender

                       By: /s/
                          ---------------------------------
                       Title:

                       MELLON BANK, N.A., as
                       Co Agent and a Lender

                       By: /s/
                          ---------------------------------
                       Title:

                       FIRST UNION NATIONAL BANK

                       By: /s/
                          ---------------------------------
                       Title:


                       SUNTRUST BANK, ATLANTA

                       By: /s/
                          ---------------------------------
                       Title:


                       By: /s/
                          ---------------------------------
                       Title:


                       NATIONAL CITY BANK OF PENNSYLVANIA

                       By: /s/
                          ---------------------------------
                       Title:


                       THE BANK OF NOVA SCOTIA

                       By: /s/
                          ---------------------------------
                       Title:


                       BAYERISCHE HYPO-UND VEREINSBANK AG,
                       NEW YORK BRANCH

                       By: /s/
                          ---------------------------------
                       Title:

                       By: /s/
                          ---------------------------------
                       Title: